ARTICLES OF AMENDMENT

                         TO ARTICLES OF INCORPORATION OF

                             HOMESIDE LENDING, INC.

     HomeSide Lending, Inc., pursuant to Section 607.1006, Florida Statutes, hereby files the following Articles of Amendment:

     1. The name of the Corporation is HomeSide Lending, Inc. The corporation was assigned document number J33658.

     2. Article III of the Articles of Incorporation of HomeSide Lending, Inc. is hereby amended to read as follows:

                                   ARTICLE III

                                  Capital Stock

         The maximum number of shares of capital stock which this corporation is authorized to have outstanding at any one time is 10,100 shares, $100.00 per share par value.

     3. The foregoing amendment was approved and adopted by the sole shareholder of the Corporation on March 7, 2000. No action by the Board of Directors was required pursuant to Section 1003(6), Florida Statutes.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of the 7TH day of March, 2000.

                             HOMESIDE LENDING, INC.

                             By:  /s/______________________________
                                      Robert J. Jacobs
                                      Executive Vice  President, Secretary
                                      and General Counsel

Prepared by G. Alan Howard, Esq.

50 N. Laura Street, Suite 2750

Jacksonville, Florida  32202

(904) 798-3700

Fla. Bar No.  629091